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                                                                  Exhibit 10.14


                                    AMENDMENT

                           TO LEASE DATED MAY 3, 1994
                                 BY AND BETWEEN
                      JOHN G. B. ELLISON, JR. ("LANDLORD")
                                       AND
                    VES, INC., D/B/A VES EXTRUSIONS, INC. AND
                   ELLISON EXTRUSION SYSTEMS, INC., ("TENANT")

      Whereas Landlord completed a 17,550 square foot addition ("the Addition") to the manufacturing/warehouse facility located on the Premises, and whereas the Tenant occupied this additional space as of June 23, 1999; the parties hereby confirm their agreement as to the minimum rent which applies to the Addition.

      Effective July 1, 1999, Tenant agrees to pay to Landlord Minimum Rent for use of the Addition in the amount of SIXTY-ONE THOUSAND, FOUR HUNDRED, TWENTY-FIVE AND NO/100 Dollars ($61,425.00) per annum, payable in equal monthly installments of FIVE THOUSAND, ONE HUNDRED, EIGHTEEN, AND 75/100 Dollars ($5,118.75).

      Therefore, the total Minimum Rent for 51,300 (33,750 plus 17,550) total square feet is ONE HUNDRED SEVENTY-EIGHT THOUSAND, FIVE HUNDRED,
SEVENTY-SEVEN AND 52/100 Dollars ($178,577.52) per annum, payable in equal monthly installments of FOURTEEN THOUSAND, EIGHT HUNDRED, EIGHTY-ONE AND 46/100 Dollars ($14,881.46).

      The Addition is hereby deemed part of and inseparable from the premises referred to in the Lease, and therefore, subject to all the terms and provisions of said Lease and amendments thereto.

      ACCEPTED AND AGREED:

TENANT:                                         VES Inc., a Delaware Corporation



                                                 By: /s/ C. Douglas Cross
                                                    ----------------------------
                                                     C. Douglas Cross, President

(CORPORATE SEAL)

ATTEST:

/s/ Elaine M. Roberts
---------------------------------------
Elaine M. Roberts, Assistant Secretary


LANDLORD:


                                             /s/ John G. B. Ellison, Jr. (SEAL)
                                             -------------------------
                                               John G. B. Ellison, Jr.